UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 21, 2024, WiSA Technologies, Inc. (the “Company”) issued a press release announcing its financial and business highlights for the quarter ended March 31, 2024. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

Additionally, on May 21, 2024, the Company hosted a conference call to deliver to the Company’s stockholders a presentation of the Company’s first quarter results. The Company released presentation materials that incorporate, among other items, the Company’s first quarter 2024 update, its WiSA E initiatives, recent business highlights and its stockholders meeting to be held on May 31, 2024. The presentation materials for the conference call are hereby furnished as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

During the conference call with the Company’s stockholders, the Company discussed the expected monthly operating expenses of approximately $900,000 for the next few quarters. The Company’s management evaluates the Company’s operations and expenses on an ongoing basis and intends to target such amount of monthly operating expenses during such period. The actual amounts in the short term are expected to be higher than the targeted amount due to the needs of ongoing projects. A transcript of the conference call is hereby furnished as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information contained in this Form 8-K provided under Item 2.02 and Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto are furnished to, but shall not be deemed filed with, the U.S. Securities and Exchange Commission (the “SEC”) or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 21, 2024.
99.2	May 21, 2024, Presentation Materials.
99.3	May 21, 2024 Earnings Call Transcript
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer